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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 7, 2000
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                              PCSupport.com, Inc.
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            (Exact name of registrant as specified in its charter)


                                    Nevada
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                (State or other jurisdiction of incorporation)


             000-27693                                   98-0211769
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     (Commission File Number)             (IRS Employer Identification No.)


     3605 Gilmore Way,3rd Floor
     Burnaby, British Columbia, Canada                            V5G 4X5
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     (Address of principal executive offices)                     (Zip Code)


     Suite 280, 4400 Dominion Street
     Burnaby, British Columbia, Canada                            V5G 4G3
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     (Former name or former address)                              (Zip Code)

     Registrant's telephone number, including area code:      (604) 419-4490
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ITEM 5.  OTHER EVENTS.

     On September 7, 2000, PCSupport.com, Inc. (the "Company") entered into a letter of intent to acquire all of the assets and assume certain of the liabilities of MyHelpDesk, Inc. The Company issued a press release on September 13, 2000 reporting that the Company had entered into this letter of intent. See the press release attached hereto as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99. Press release issued September 13, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 19, 2000  PCSUPPORT.COM, INC.



                                   By:    /s/ David Rowat
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                                   Name:  David Rowat
                                   Title: Vice President and Chief
                                          Financial Officer

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
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 99.          Press release issued September 13, 2000.